GUARANTY AND SURETYSHIP AGREEMENT

THIS GUARANTY AND SURETYSHIP AGREEMENT, dated July 31, 2006 (as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, the “Guaranty”), is delivered by Resource America, Inc., a Delaware corporation (“Resource America”), and Resource Leasing, Inc., a Delaware corporation (“Resource Leasing”, and together with Resource America, each individually a Guarantor, and collectively, the “Guarantors”), in favor of National City Bank, a national banking association, in its capacity as administrative agent for the Credit Agreement (as defined below), and any successor thereto (the “Agent”), for the benefit of the Secured Parties.

BACKGROUND

A. LEAF Financial Corporation, a Delaware corporation (“LEAF Financial”), together with its direct wholly owned Subsidiary, LEAF Funding, Inc., a Delaware corporation (each individually a “Borrower” and collectively, the “Borrowers”), manage and operate an equipment leasing and sale business.

B. The Borrowers, various financial institutions from time to time party thereto (the “Lenders”), and the Agent, as administrative agent for the Lenders, have entered into a Credit Agreement, dated July 31, 2006, providing for the making of certain loans (the “Loans”) and other financial accommodations to the Borrowers (as amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, the “Credit Agreement”).

C. Resource America owns 100% of the Capital Securities of Resource Leasing.

D. Resource Leasing owns a majority of the Capital Securities of LEAF Financial.

E. It is a condition precedent to any Lender, or Affiliate of any Lender, entering into the Credit Agreement, or any Secured Hedging Agreement, that the Guarantors shall have executed and delivered to the Agent this Guaranty.

F. The Guarantors will obtain benefits from the incurrence of the Loans and other financial accommodations under the Credit Agreement and any Secured Hedging Agreement, and, accordingly, the Guarantors desire to execute this Guaranty to satisfy the condition precedent described in the preceding paragraph.

NOW, THEREFORE, in consideration of the above premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Guarantors hereby, irrevocably and unconditionally, jointly and severally guarantee to the Secured Parties and become surety for the full and prompt payment and performance when due whether at maturity, by acceleration or otherwise, of the Guaranteed Indebtedness, as defined below (subject to the limitations set forth herein).

Each Guarantor hereby further agrees, for the benefit of the Secured Parties, that:

1. Definitions. All capitalized terms used in this Guaranty shall have the meanings ascribed to them in the Credit Agreement to the extent not otherwise defined or limited herein.

2. Guaranty. Each Guarantor hereby irrevocably and unconditionally, jointly and severally, guarantees to the Lenders, and becomes surety for, the full and prompt payment and performance when due, whether at maturity, by acceleration or otherwise, of an aggregate portion of the Obligations outstanding at the time any request for payment is made (or deemed made) by the Agent hereunder (hereinafter referred to as the “Guaranteed Indebtedness”) equal to: (a) fifty percent (50%) of such Obligations, at all times prior to the date that the Adjusted Net Worth, as set forth in the Compliance Certificate delivered in connection with the audited financial statements delivered pursuant to and in accordance with Section 7.1(b) of the Credit Agreement, exceeds $20,000,000; (b) twenty-five percent (25%) of such Obligations, at all times after the date that the Adjusted Net Worth, as set forth in the Compliance Certificate delivered in connection with the audited financial statements delivered pursuant to and in accordance with Section 7.1(b) of the Credit Agreement, exceeds $20,000,000 but does not exceed $25,000,000; and (c) zero percent (0%), at all times after the date that the Adjusted Net Worth, as set forth in the Compliance Certificate delivered in connection with the audited financial statements delivered pursuant to and in accordance with Section 7.1(b) of the Credit Agreement, exceeds $25,000,000. For purposes of clarifying the foregoing sentence, if the Obligations are $10,000,000, the Guarantors jointly and severally guaranty, and become surety for, an aggregate amount of $5,000,000 if clause (a) is applicable, an aggregate amount of $2,500,000 if clause (b) is applicable, and $0 if clause (c) is applicable. In case of failure by any Borrower to punctually pay any Guaranteed Indebtedness, the Guarantors hereby agree to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by such Borrower, up to the maximum amount, but not in excess, of the Guaranteed Indebtedness described above.

3. Guaranty Final. Upon the execution and delivery of this Guaranty to the Agent, this Guaranty shall be deemed to be finally executed and delivered by the Guarantors and shall not be subject to or affected by any promise or condition affecting or limiting any Guarantor’s liability, and no statement, representation, agreement or promise on the part of the Secured Parties, any Obligor, or any of them, or any officer, employee or agent thereof, unless contained herein, forms any part of this Guaranty or has induced the making hereof shall be deemed in any way to affect any Guarantor’s liability hereunder.

4. Amendment and Waiver. No amendment, alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the Persons against whom enforcement is sought unless made in writing and signed by an authorized officer of such Person.

5. Dealings with Obligors. The Secured Parties, or any of them, may, from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (a) take such further or other security or collateral for the Obligations or any part thereof as the Secured Parties, or any of them, may deem proper, consistent with the Credit Agreement and any other Credit Document or Secured Hedging Agreement, (b) add, release, discharge, abandon or otherwise deal with or fail to deal with any Guarantor of any of the Obligations or any security or collateral therefore or any part thereof now or hereafter held by the Secured Parties, or any of them, or (c) amend, modify, extend, accelerate or waive in any manner any of the provisions (including, without limitation, any condition to funding), terms, or conditions of any Credit Document or Secured Hedging Agreement, all as the Secured Parties, or any of them, may consider expedient or appropriate in their sole and absolute discretion. Without limiting the generality of the foregoing, or of Section 6 hereof, it is understood that the Secured Parties, or any of them, may, without exonerating or releasing any Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for or guaranty of the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Secured Parties, or any of them, may deem expedient, consistent with the Credit Agreement and any other Credit Document or Secured Hedging Agreement, all without notice to any Guarantor, except as applicable law may require and not permit to be waived.

6. Guaranty Unconditional. Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any Credit Document, Secured Hedging Agreement or any other agreement, instrument or contract evidencing, related to or attendant with the Obligations (including any novation), nor any determination of lack of enforceability thereof, shall discharge all or any part of the liabilities and obligations of any Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantors and the Secured Parties that the covenants, agreements and all liabilities and obligations of the Guarantors hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, each Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, no Guarantor’s undertakings hereunder shall be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Secured Parties, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Secured Parties, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, any Guarantor or by reason of any further dealings between any Obligor and the Secured Parties, or any of them, or any other guarantor or surety, and each Guarantor, to the extent permitted by applicable law, hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

7. Loans Benefit Guarantors. Each Guarantor expressly represents and acknowledges that any financial accommodations by the Secured Parties, or any of them, to the Borrowers, including, without limitation, the extension of the Loans, are and will be of direct interest, benefit and advantage to the Guarantors.

8. Representations and Warranties. Each Guarantor hereby represents and warrants that:

(a) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary action to authorize its execution, delivery and performance of this Guaranty;

(b) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

(c) the execution, delivery and performance of this Guaranty will not violate any provision of any applicable law or contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any applicable law or contractual obligation of such Guarantor;

(d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty except those which will have been duly obtained, made or complied with on or prior to the date hereof;

(e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor, or against any of its properties or revenues (i) with respect to such Guarantor’s execution or performance of this Guaranty, or (ii) which would result in a material adverse effect on such Guarantor’s financial condition;

(f) Each Guarantor has read the Credit Agreement and each other Credit Document, including, without limitation, the representations and warranties set forth in Section 6 of the Credit Agreement, and hereby represents and warrants that such representations and warranties are true and correct in all material respects to the extent applicable such Guarantor; and

(g) Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by any Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or contemplated by this Guaranty or any other Credit Document (or as consented to by the Agent and the Required Lenders in a written communication to the Guarantors).

9. Bankruptcy. Upon the bankruptcy or winding up or other distribution of assets of any Obligor, the rights of the Secured Parties, or any of them, against the Guarantors shall not be affected or impaired by the omission of the Secured Parties, or any of them, to prove its or their claim or full claim, as appropriate, and the Secured Parties may prove or refrain from proving any claim as they see fit and, in their respective discretion, they may value or refrain from valuing as they see fit any security held by the Secured Parties, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Secured Parties of any Guarantor.

10. Waivers by Guarantor. Each Guarantor hereby expressly waives, to the extent permitted by applicable law: (a) notice of acceptance of this Guaranty; (b) notice of the existence or creation of all or any of the Obligations; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing; and (e) until the indefeasible payment in full of the Obligations, all rights of subrogation, indemnification, contribution and reimbursement against any Obligor, all rights to enforce any remedy that the Secured Parties, or any of them, may have against any Obligor and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Secured Parties, or any of them, in respect of the Obligations, even upon payment in full of the Obligations. Any money received by any Guarantor in violation of this Section 10 shall be held in trust by such Guarantor for the benefit of the Secured Parties. If a claim is ever made upon the Secured Parties, or any of them, for the repayment or recovery of any amount or amounts received by any of them in payment of any of the Obligations and such Person repays all or part of such amount by reason of any judgment, decree, or order of any court or administrative body having jurisdiction over such Person or any of its property, or any good faith settlement or compromise of any such claim effected by such Person with any such claimant, including, without limitation, any Obligor, then in such event the Guarantors agree that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and the Guarantors shall be and shall remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person (but only to the extent of the guaranty of Guaranteed Indebtedness set forth in Section 2 hereof).

11. Subordination. Each Guarantor hereby subordinates each and all of its interests, claims, rights and entitlements to payment of any sums now due or hereafter to become due to such Guarantor from any Obligor or other guarantor or surety for the Obligations, to the interests, claims, rights and entitlements of the Secured Parties to payment of any sums now due or hereafter to become due to any Secured Party from any Obligor or other guarantor or surety for the Obligations, to the extent of the Obligations; provided that any Guarantor may receive, payments from any other Obligor to the extent expressly permitted by the Credit Agreement and the Subordiantion Agreement.

12. Assignment by the Secured Parties. To the extent permitted under the Credit Agreement, the Secured Parties may each, and without notice of any kind, except as otherwise required by the Credit Agreement, sell, assign or transfer all or any of their interests in the Obligations, and in such event, each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits. No Guarantor shall assign any of its rights or obligations under this Guaranty nor shall any Guarantor amend this Guaranty, without the written consent of the Agent and in accordance with the terms and conditions of the Credit Agreement.

13. Remedies Cumulative. No delay by the Secured Parties, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Parties, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Secured Parties, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Guaranteed Obligations shall include, without limitation, any Obligation notwithstanding any right or power of any third party, individually or in the name of any Obligor or any other Person, to assert any claim or defense as to the invalidity or unenforceability of such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

14. Miscellaneous. This is a guaranty of payment and not of collection. In the event of a demand upon any Guarantor under this Guaranty, the Guarantors shall be held and bound to the Secured Parties directly as debtor with respect to the payment of the amounts hereby guaranteed. All reasonable costs and expenses, including, without limitation, attorneys’ fees and expenses, incurred by the Secured Parties, or any of them, in obtaining performance of or collecting payments due under this Guaranty, to the extent permitted by the Credit Agreement, shall be deemed part of the Obligations guaranteed hereby.

15. Time of the Essence. Time is of the essence with regard to the Guarantors’ performance of its obligations hereunder.

16. Notices. All notices, demands and other communications required or permitted hereunder shall be in writing and shall be given in a manner as set forth in the Credit Agreement and, with respect to the Borrowers, the Agent and the Lenders at the addresses set forth in the Credit Agreement, and with respect to the Guarantors, at the address specified on the signature page hereto.

17. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA OR OF THE UNITED STATES FOR THE EASTERN DISTRICT OF PENNSYLVANIA, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF PHILADELPHIA, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GUARANTOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH GUARANTOR. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS FOR NOTICES AS PROVIDED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT OR SECURED HEDGING AGREEMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS GUARANTY, OR ANY SECURED PARTY, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST SUCH GUARANTOR IN ANY OTHER JURISDICTION.

(b) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT OR SECURED HEDGING AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH GUARANTOR (AND EACH SECURED PARTY, BY ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

18. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated as invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Guaranty shall remain in full force and effect and shall not be affected by such holding or adjudication.

19. Counterparts. This Guaranty may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

20. Recourse. This Guaranty is made with full recourse to each Guarantor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Guarantors contained herein and in the other Credit Documents and otherwise in writing in connection herewith or therewith.

21. Fraudulent Conveyance; Etc. It is the desire and intent of the Guarantors and the Secured Parties that this Guaranty shall be enforced against the Guarantors to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty and Suretyship Agreement to be executed by its elected officer duly authorized as of the date first above written.

RESOURCE AMERICA, INC.
By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott
Title:	Senior Vice President

RESOURCE LEASING, INC.
By:	/s/ Thomas C. Elliott

Name:	Thomas C. Elliott
Title:	Treasurer
c/o Resource America, Inc. 1845 Walnut Street 10th Floor Philadelphia, PA 19103 Attention: Steven J. Kessler Facsimile: (215) 640-6354